[Logo] M F S(R)
INVESTMENT MANAGEMENT                                    SEMIANNUAL REPORT
75 YEARS                                                 MAY 31, 1999
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R) CHARTER INCOME FUND

MFS(R) CHARTER INCOME FUND

TRUSTEES                                  SECRETARY
Richard B. Bailey* - Private              Stephen E. Cavan*
Investor; Former Chairman and
Director (until 1991), MFS Investment     ASSISTANT SECRETARY
Management(R)                             James R. Bordewick, Jr.*

Marshall N. Cohan - Private Investor      CUSTODIAN
                                          State Street Bank and Trust Company
Lawrence H. Cohn, M.D. - Chief of
Cardiac Surgery, Brigham and Women's      INVESTOR INFORMATION
Hospital; Professor of Surgery,           For MFS stock and bond market
Harvard Medical School                    outlooks, call toll free:
                                          1-800-637-4458 anytime from a
The Hon. Sir J. David Gibbons, KBE -      touch-tone telephone.
Chief Executive Officer, Edmund
Gibbons Ltd.; Chairman, Colonial          For information on MFS mutual funds,
Insurance Company, Ltd.                   call your financial adviser or, for
                                          an information kit, call toll free:
Abby M. O'Neill - Private Investor        1-800-637-2929 any business day from
                                          9 a.m. to 5 p.m. Eastern time (or
Walter E. Robb, III - President and       leave a message anytime).
Treasurer, Benchmark Advisors, Inc.
(corporate financial consultants);        INVESTOR SERVICE
President, Benchmark Consulting           MFS Service Center, Inc.
Group, Inc. (office services)             P.O. Box 2281
                                          Boston, MA 02107-9906
Arnold D. Scott* - Senior Executive
Vice President, Director, and             For general information, call toll
Secretary, MFS Investment Management      free: 1-800-225-2606 any business day
                                          from 8 a.m. to 8 p.m. Eastern time.
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director, MFS      For service to speech- or
Investment Management                     hearing-impaired, call toll free:
                                          1-800-637-6576 any business day from
J. Dale Sherratt - President, Insight     9 a.m. to 5 p.m. Eastern time. (To
Resources Inc. (acquisition planning      use this service, your phone must be
specialists)                              equipped with a Telecommunications
                                          Device for the Deaf.)
Ward Smith - Former Chairman (until
1994), NACCO Industries (holding          For share prices, account balances,
company)                                  and exchanges, call toll free:
                                          1-800-MFS-TALK (1-800-637-8255)
INVESTMENT ADVISER                        anytime from a touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street                       WORLD WIDE WEB
Boston, MA 02116-3741                     www.mfs.com

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
James T. Swanson*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

LETTER FROM THE CHAIRMAN

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of maintaining diversified portfolios and of staying with our funds' clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended May 31, 1999, the Fund provided a total return of -1.78%, including the reinvestment of distributions but excluding the effects of any sales charges. During the same period, the average multisector income fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 0.60%.

The Fund's returns also compare to a -4.55% return for the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index) and to a -1.85% return for the Lehman Brothers Government Bond Index (the Lehman Index). The Morgan Index is an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year. The Lehman Index is an unmanaged index of all publicly issued debt obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government.

The Fund seeks to generate steady income through investments in U.S. government securities, U.S. high-yield corporate bonds, and international government debt. The Fund generally seeks bonds in the higher credit range in each of the three segments.

The Fund's Treasury position has underperformed over the past six months because of concerns of rising inflation in the United States, which have produced higher interest rates and lower prices for Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Also, this year's apparent stabilization of Asian, Latin American, and other emerging markets has made them more attractive to investors, putting additional pressure on Treasury bond prices.

The U.S. high-yield sector, meanwhile, has been one of the best-performing fixed-income asset classes. Companies issuing high-yield bonds have benefited from the strong economy, which has boosted corporate earnings and given companies the capital they need to meet debt payments. There also have been several takeovers in the high-yield market, particularly in the media and telecommunications sectors, with investment-grade companies acquiring lower-rated ones. These takeovers have resulted in upgrades of the weaker companies' bond ratings and lowered their risk profile.

Finally, the Fund's international government debt position has underperformed similar securities in the United States. Concerns about inflation in Europe have caused an increase in yields and a decrease in European government bond prices. However, the Fund's positions in commodity-exporting countries such as Australia, New Zealand, and Canada have performed well this year because renewed global growth has increased demand for commodities.

    Respectfully,

/s/ James T. Swanson

    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and holdings are subject to change.

It is not possible to invest directly in an index.

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

AVERAGE CUMULATIVE TOTAL RATES OF RETURN THROUGH MAY 31, 1999

CLASS J

                                                   6 Months    10 Years/Life*
-----------------------------------------------------------------------------
Cumulative Total Return                              -1.78%            +0.67%
-----------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, July 6, 1998, through May 31, 1999.

NOTES TO PERFORMANCE SUMMARY

INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - May 31, 1999

Bonds - 98.6%
----------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)       VALUE
----------------------------------------------------------------------------
U.S. Bonds - 65.5%
  Aerospace - 1.6%
    BE Aerospace, Inc., 8s, 2008                         $   100  $   96,500
----------------------------------------------------------------------------
  Automotive - 3.3%
    Hayes Wheels International, Inc., 9.125s, 2007       $   200  $  202,000
----------------------------------------------------------------------------
  Broadcasting - 2.6%
    Granite Broadcasting Corp., 10.375s, 2005            $   150  $  156,000
----------------------------------------------------------------------------
  Chemicals - 2.6%
    NL Industries, Inc., 11.75s, 2003                    $   150  $  159,000
----------------------------------------------------------------------------
  Consumer Goods and Services - 2.0%
    Revlon Consumer Products Corp., 8.125s, 2006         $   125  $  124,375
----------------------------------------------------------------------------
  Containers - 3.2%
    Gaylord Container Corp., 9.75s, 2007                 $   200  $  194,500
----------------------------------------------------------------------------
  Financial Institutions - 1.6%
    Natexis Ambs Co. LLC, 8.44s, 2049                    $   100  $   98,250
----------------------------------------------------------------------------
  Media - 2.2%
    CSC Holdings, Inc., 9.25s, 2005                      $   125  $  133,125
----------------------------------------------------------------------------
  Telecommunications - 10.7%
    Century Communications Corp., 0s, 2008               $   375  $  169,687
    Lenfest Communications, Inc., 10.5s, 2006                125     147,500
    Level 3 Communications, Inc., 9.125s, 2008               175     170,625
    NTL, Inc., 0s to 2003, 12.375s to 2008##                 250     167,500
                                                                  ----------
                                                                  $  655,312
----------------------------------------------------------------------------
  U.S. Treasury Obligations - 35.7%
    U.S. Treasury Bonds, 5.25s, 2028                     $   250  $  226,328
    U.S. Treasury Bonds, 9.875s, 2015                      1,053   1,460,711
    U.S. Treasury Notes, 5.5s, 2008                          500     492,185
                                                                  ----------
                                                                  $2,179,224
----------------------------------------------------------------------------
Total U.S. Bonds                                                  $3,998,286
----------------------------------------------------------------------------
Foreign Bonds - 33.1%
  Australia - 3.5%
    Commonwealth of Australia, 6.75s, 2006             AUD   315  $  215,642
----------------------------------------------------------------------------
  Brazil - 2.2%
    Federal Republic of Brazil, 11.625s, 2004            $   150  $  136,125
----------------------------------------------------------------------------
  Canada - 4.2%
    Repap New Brunswick, Inc., 9s, 2004
      (Forest and Paper Products)                        $   175  $  166,250
    Government of Canada, 5s, 2004                     CAD   134      89,333
                                                                  ----------
                                                                  $  255,583
----------------------------------------------------------------------------
  Denmark - 1.1%
    Kingdom of Denmark, 7s, 2007                       DKK   387  $   64,058
----------------------------------------------------------------------------
  Greece - 2.7%
    Hellenic Republic, 5.75s, 2008                     EUR    39  $   43,621
    Republic of Greece, 8.7s, 2005                     GRD 4,000      14,473
    Republic of Greece, 8.9s, 2003                        30,000     104,695
                                                                  ----------
                                                                  $  162,789
----------------------------------------------------------------------------
  Malaysia - 1.8%
    Tenaga Nasional Berhad, 7.5s, 2096 (Utilities)+      $   150  $  110,285
----------------------------------------------------------------------------
  Mexico - 2.1%
    Groupo Minero Mexico S.A. De C.V., 8.25s, 2008
      (Metals and Minerals)                              $   150  $  126,000
----------------------------------------------------------------------------
  New Zealand - 6.5%
    Government of New Zealand, 7s, 2009                NZD   280  $  157,721
    Government of New Zealand, 8s, 2004                      210     122,341
    Government of New Zealand, 8s, 2006                      200     118,657
                                                                  ----------
                                                                  $  398,719
----------------------------------------------------------------------------
  Poland - 2.7%
    Republic of Poland, 4s, 2024                         $   250  $  165,625
----------------------------------------------------------------------------
  Sweden - 2.0%
    Kingdom of Sweden, 5s, 2004                        SEK   500  $   60,769
    Kingdom of Sweden, 9s, 2009                              400      62,556
                                                                  ----------
                                                                  $  123,325
----------------------------------------------------------------------------
  United Kingdom - 4.3%
    United Kingdom Treasury, 6.75s, 2004               GBP   151  $  261,859
----------------------------------------------------------------------------
Total Foreign Bonds                                               $2,020,010
----------------------------------------------------------------------------
Total Bonds (Identified Cost, $6,216,172)                         $6,018,296
----------------------------------------------------------------------------
Warrants
----------------------------------------------------------------------------
                                                          SHARES
----------------------------------------------------------------------------
    Republic of Argentina, Expire 09/19/2027*
      (Identified Cost, $2,400)                              100  $      750
----------------------------------------------------------------------------
Total Investments (Identified Cost, $6,218,572)                   $6,019,046

Other Assets, Less Liabilities - 1.4%                                 84,578
----------------------------------------------------------------------------
Net Assets - 100.0%                                               $6,103,624
----------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
  + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars          GRD = Greek Drachma
CAD = Canadian Dollars            JPY = Japanese Yen
DKK = Danish Kroner               NZD = New Zealand Dollars
EUR = Euro                        SEK = Swedish Kronor
GBP = British Pounds

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------------------
MAY 31, 1999
---------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $6,218,572)                        $6,019,046
  Foreign currency, at value (identified cost, $12,599)                          12,450
  Net receivable for forward foreign currency exchange contracts subject to
    master netting agreements                                                    15,009
  Receivable for Fund shares sold                                                72,381
  Interest receivable                                                            81,031
  Receivable from investment adviser                                                 32
                                                                             ----------
      Total assets                                                           $6,199,949
                                                                             ----------
Liabilities:
  Payable to custodian                                                       $   78,286
  Net payable for forward foreign currency exchange contracts to sell             4,141
  Net payable for forward foreign currency exchange contracts to purchase         7,074
  Payable to affiliates -
    Management fee                                                                  597
    Distribution and service fee                                                  6,181
  Accrued expenses and other liabilities                                             46
                                                                             ----------
      Total liabilities                                                      $   96,325
                                                                             ----------
Net assets                                                                   $6,103,624
                                                                             ==========
Net assets consist of:
  Paid-in capital                                                            $6,140,131
  Unrealized depreciation on investments and translation of asset and
    liabilities in foreign currencies                                          (196,167)
  Accumulated undistributed net realized gain on investments and foreign
    currency transactions                                                        43,298
  Accumulated undistributed net investment income                               116,362
                                                                             ----------
      Total                                                                  $6,103,624
                                                                             ==========
Shares of beneficial interest outstanding                                      613,940
                                                                               =======

  Net asset value and redemption price per share (net assets of
    $6,103,624/613,940 shares of beneficial interest
      outstanding)                                                              $ 9.94
                                                                                ======
  Offering price per share (100/95.25 of net asset value)                       $10.44
                                                                                ======

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 1999
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                         $ 206,129
                                                                     ---------
      Total investment income                                        $ 206,129
                                                                     ---------
  Expenses -
    Management fee                                                   $  25,710
    Trustees' compensation                                              14,500
    Shareholder servicing agent fee                                      2,853
    Distribution and service fee                                         9,996
    Administrative fee                                                     298
    Custodian fee                                                        4,720
    Printing                                                             5,631
    Auditing fees                                                        6,696
    Postage                                                                449
    Legal fees                                                           4,990
    Registration fees                                                   13,000
    Miscellaneous                                                        1,535
                                                                     ---------
      Total expenses                                                 $  90,378

    Fees paid indirectly                                                  (917)
    Reduction of expenses by investment adviser                        (13,954)
                                                                     ---------
      Net expenses                                                   $  75,507
                                                                     ---------
        Net investment income                                        $ 130,622
                                                                     ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $  41,730
    Written option transactions                                          3,592
    Foreign currency transactions                                         (671)
                                                                     ---------
      Net realized gain on investments and foreign
       currency transactions                                         $  44,651
                                                                     ---------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $(294,894)
    Written options                                                     (1,775)
    Translation of assets and liabilities in foreign currencies         18,719
                                                                     ---------
        Net unrealized loss on investments and foreign
           currency translation                                      $(277,950)
                                                                     ---------
          Net realized and unrealized loss on investments and
            foreign currency                                         $(233,299)
                                                                     ---------
            Decrease in net assets from operations                   $(102,677)
                                                                     =========

See notes to financial statements

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                PERIOD ENDED
                                                             MAY 31, 1999          NOVEMBER 30, 1998*
                                                              (UNAUDITED)
-----------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                        $  130,622                  $   79,567
  Net realized gain (loss) on investments and foreign
    currency transactions                                          44,651                     (26,135)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         (277,950)                     81,783
                                                               ----------                  ----------
      Increase (decrease) in net assets from operations        $ (102,677)                 $  135,215
                                                               ----------                  ----------
Distributions declared to shareholders -
  From net investment income                                   $  (69,045)                   --
                                                               ----------                  ----------
Net increase in net assets from Fund share transactions        $  940,387                  $5,199,744
                                                               ----------                  ----------
      Total increase in net assets                             $  768,665                  $5,334,959
Net assets:
  At beginning of period                                        5,334,959                    --
                                                               ----------                  ----------
  At end of period (including undistributed net investment
    income of $116,362 and $54,785, respectively)              $6,103,624                  $5,334,959
                                                               ==========                  ==========

* For the period from the commencement of the Fund's investment operations, July 6, 1998, through
  November 30, 1998.

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------
                                                                                  PERIOD ENDED
                                                                     -------------------------------------
                                                                     MAY 31, 1999       NOVEMBER 30, 1998*
                                                                      (UNAUDITED)
----------------------------------------------------------------------------------------------------------
                                                                          CLASS J
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $10.25                   $10.00
                                                                           ------                   ------
Income from investment operations# -
  Net investment income(S)                                                 $ 0.23                   $ 0.17
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                   (0.41)                    0.08
                                                                           ------                   ------
      Total from investment operations                                     $(0.18)                  $ 0.25
                                                                           ------                   ------
Less distributions declared to shareholders -
  From net investment income                                               $(0.13)                  $ --
                                                                           ------                   ------
Net asset value - end of period                                            $ 9.94                   $10.25
                                                                           ======                   ======
Total return(+)                                                           (1.78)%++                  2.50%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                2.68%+                   2.98%+
  Net investment income                                                     4.51%+                   4.23%+
Portfolio turnover                                                           136%                      92%
Net assets at end of period (000 omitted)                                  $6,104                   $5,335

  * For the period from the commencement of the Fund's investment operations, July 6, 1998, through November 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Subject to reimbursement, the investment adviser has agreed to bear the Fund's "start up costs," which are defined to include legal and other costs associated with initial registration and preparation of the Fund's registration statements and prospectuses, and any registration fees in connection therewith during the period ended November 30,
    1998. Subject to reimbursement, the Fund's investment adviser agreed to bear certain of the Fund's other expenses beginning April 13, 1999. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
     Net investment income                                                 $ 0.20                   $ 0.03
     Ratios (to average net assets):
       Expenses##                                                           3.17%+                   6.60%+
       Net investment income                                                4.02%+                   0.61%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Charter Income Fund (the Fund) is a non-diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the Fund's average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees ("other expenses"), beginning April 13, 1999. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.75% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At May 31, 1999, the aggregate unreimbursed expenses owed to MFS by the Fund for this arrangement amounted to $13,954. The obligation of MFS to bear the Fund's other expenses and the Fund's obligation to pay the expense reimbursement fee to MFS terminates on the earlier of the date on which the amount of such reimbursement payments by the Fund equal the prior payment of such reimbursable expenses by MFS or June 30, 2000.

Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's "start up costs," which are defined to include legal and other costs associated with initial registration and preparation of the Fund's registration statements and prospectuses, and any registration fees in connection therewith. The payments made by MFS of the Fund's start up costs are reimbursable by the Fund but only if and so long as the Fund's "other expenses," which are defined to include all expenses of the Fund (after taking into effect any compensating balances and offset arrangements) except for management fees, distribution and service fees, taxes, extraordinary expenses, and brokerage and transaction costs, do not exceed 0.60% per annum of the average net assets of the Fund (the "Maximum Percentage"). The Fund's obligation to pay the reimbursement fee to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or June 30, 2001.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $500 for the period ended May 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for Class J pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of up to 0.10% per annum and a service fee of up to 0.25% per annum of the Fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Merrill Lynch Japan Securities Co. ("MLJ") and its network of financial intermediaries. MLJ also serves as the Fund's Agent Securities Company in Japan, and in that capacity represents the Fund before Japanese regulatory authorities. MFD will pay to MLJ all of the service fee and all of the distribution fee attributable to Class J shares. A portion of the distribution fee equal to 0.10% per annum of the Fund's average daily net assets atrributable to Class J shares is paid to MLJ to cover its services as the Fund's Agent Securities Company. Fees incurred under the distribution plan during the period ended May 31, 1999, were 0.35% of average daily net assets attributable to Class J shares on an annualized basis.

Certain Class J shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended May 31, 1999, were $0 for Class J shares.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES          SALES
-------------------------------------------------------------------------------
U.S. government securities                           $1,723,601     $1,016,250
                                                     ----------     ----------
Investments (non-U.S. government securities)         $7,072,556     $6,267,513
                                                     ----------     ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $6,219,182
                                                                    ----------
Gross unrealized depreciation                                       $ (212,882)
                                                                    ----------
Gross unrealized appreciation                                           12,746
                                                                    ----------
    Net unrealized depreciation                                     $ (200,136)
                                                                    ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class J Shares
                                        PERIOD ENDED         PERIOD ENDED
                                        MAY 31, 1999      NOVEMBER 30, 1999*
                                     -----------------   --------------------
                                     SHARES     AMOUNT    SHARES       AMOUNT
-------------------------------------------------------------------------------
Shares sold                          90,590   $912,667   520,601   $5,199,744
Shares issued to shareholders in
  reinvestment of distributions       5,509     55,471     --          --
Shares reacquired                    (2,760)   (27,751)    --          --
                                     ------   --------   -------   ----------
    Net increase                     93,339   $940,387   520,601   $5,199,744
                                     ======   ========   =======   ==========

* For the period from the commencement of the Fund's investment operations, July 6, 1998, through November 30, 1998.

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended May 31, 1999, was $0. The Fund had no borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                          1999 CALLS                              1999 PUTS
                             ------------------------------------   ------------------------------------
                                 PRINCIPAL AMOUNTS                      PRINCIPAL AMOUNTS
                                      OF CONTRACTS                           OF CONTRACTS
                                     (000 OMITTED)       PREMIUMS           (000 OMITTED)       PREMIUMS
----------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Japanese Yen                              19,621   $      2,265                    --     $       --
OPTIONS WRITTEN -
  Australian Dollars                           116          1,158                    --             --
  Euro                                         224          2,098                    --             --
  Euro/Great British Pounds                    102          1,176                      98            540
  Japanese Yen                              19,621          3,059                  22,296          2,488
OPTIONS TERMINATED IN CLOSING TRANSACTIONS -
  Australian Dollars                          (116)        (1,158)                   --             --
  Euro                                        (224)        (2,098)                   --             --
  Euro/Great British Pounds                   (102)        (1,176)                    (98)          (540)
  Japanese Yen                             (19,621)        (2,265)                   --             --
OPTIONS EXPIRED -
  Japanese Yen                             (19,621)        (3,059)                (22,296)        (2,488)
                                                     ------------                           ------------
OUTSTANDING, END OF PERIOD                           $       --                             $       --
                                                     ============                           ============

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                       CONTRACTS TO                          CONTRACTS        APPRECIATION
            SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales              06/16/99  AUD            556,077        $  357,933       $  362,902      $      (4,969)
                   06/16/99  DKK            463,131            68,136           65,034              3,102
                   06/16/99  JPY         17,689,575           144,804          146,710             (1,906)
                   06/16/99  NZD            743,206           397,823          398,191               (368)
                                                           ----------       ----------      -------------
                                                           $  968,696       $  972,837      $      (4,141)
                                                           ==========       ==========      =============
Purchases          06/16/99  AUD            379,678        $  245,287       $  247,781      $       2,494
                   06/16/99  GBP            309,763           503,711          496,156             (7,555)
                   06/16/99  JPY          9,686,861            82,352           80,339             (2,013)
                                                           ----------       ----------      -------------
                                                           $  831,350       $  824,276      $      (7,074)
                                                           ==========       ==========      =============

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $1,785 with Deutsche Bank and a net receivable of $4,393 with First Boston and $12,401 with Morgan Stanley at May 31, 1999.

At May 31, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 1999, the Fund owned the following restricted securities (constituting 1.8% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by the Trustees.

DESCRIPTION                       DATE OF ACQUISITION   PAR AMOUNT      COST         VALUE
--------------------------------------------------------------------------------------------
Tenaga Nasional Berhard 7.5s, 2096     April 14, 1999     $150,000  $114,765      $110,285
                                                                                   --------

                   ----------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. Please read it carefully before investing or sending money.

MFS(R) CHARTER INCOME FUND

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INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)

500 BOYLSTON STREET
BOSTON, MA 02116-3741

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                 MCIJ-3 7/99 700 034/234/334/834